OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND
WILL NOT BE REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES
AND REGULATIONS PROMULGATED THEREUNDER (THE  1933
ACT ), AND MAY NOT BE OFFERED OR SOLD WITHIN THE
UNITED STATES (AS DEFINED IN REGULATION S OF THE
1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF,
U.S. PERSONS (AS DEFINED IN REGULATION S OF THE
1933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR
AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF
THE 1933 ACT.

  THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT dated as March___, 1997 (the Agreement ), is executed in reliance upon the exemption from registration afforded by Regulation S
  ( Regulation S ) as promulgated by the Securities and Exchange Commission ( SEC ), under the 1933 Act. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

     This Agreement has been executed by the undersigned __________________________________________as Purchaser in
  connection with the private placement of 8.0% Cumulative Convertible Debentures of TRANS ENERGY, INC., a corporation organized under the laws of the State of Nevada (herein-after referred to as Seller or Company ). Purchaser hereby represents and warrants to, and agrees with Seller:

  1. Agreement To Subscribe:  Purchase Price.

          a) Subscription. The undersigned Purchaser hereby subscribes for and agrees to purchase _________________ the Sellers 8.0% Cumulative Convertible Debentures having an aggregate principal amount of U.S. $1,500,000 (singly, a Debenture", and collectively, the "Debentures").

          (b) Form of Payment. Purchaser shall pay the total consideration by delivering good funds by wire transfer in United States Dollars on or before March ____, 1997, into the escrow account as follows:


               First Union Bank of Connecticut
               Stamford Executive Office
               300 Main Street, P.O. Box 700
               Stamford, CT 06904-0700

  ABA #             021101108
  Swift #      FUNBUS33INT
  Account:          20000-2072298-4
  Account Name:     Joseph B. LaRocco, Esquire - Trustee Account

     (c) Closing. Subject to the satisfaction of the conditions set forth in Sections 7 and 8 hereof, the closing of the transactions contemplated by this Agreement shall occur from time to time on or before March____, 1997 or such earlier or later date as is mutually agreed to in writing by Purchaser and Seller.

     2.   Purchaser Representations;  Access to Information.

     (a)  Offshore Transaction.      In connection with the
  purchase and sale of the Debentures, Purchaser represents and warrants to, and covenants and agrees with Seller as follows:

               (i) Purchaser is not organized under the laws of any jurisdiction within the United States, was not formed by a U.S. Person (as defined in Section 902(o) of Regulation S) for the purpose of investing in Regulation S securities, is not owned by a U.S. Person and is not otherwise a U.S. Person as that term is defined under Regulation S ( Regulation S ) promulgated under the 1933 Act and the true and correct residence or office address and telephone number of the Purchaser is set forth on the subscription page hereof. Schedule 1 hereto sets forth the statutory definition of U.S.
            Person . The Purchaser is not an officer, director or affiliate (as that term is defined in Rule 405 under the 1933 Act) of the Company or an underwriter  or  dealer  (as such terms are
            defined in the federal securities laws of the United States) and the purchase of the Debentures by Purchaser is not a transaction (or any element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the 1933 Act.

               (ii)      At the time the buy order was
            originated, Purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

               (iii)     No offer to purchase the Debentures
            or the common stock of Seller issuable upon conversion of the Debentures (collectively, the
             Securities ), was made by Purchaser in the United
            States;

                (iv)      The Purchaser is purchasing the
            Shares for its own account (and/or) for the account of other non U.S. persons who are outside of the United States and for whom the undersigned has discretionary authority), for investment, and not for the benefit or account of any U.S. person or with a view toward the resale or distribution thereof, and the sale has not been pre-arranged with a purchaser in the United States. For the purposes of this Subscription Agreement the term
             Purchaser  shall mean the undersigned, and, if
            applicable, any non U.S. person for whom the undersigned is signing this Subscription Agreement pursuant to discretionary authority granted to the undersigned.

               (v) The Purchaser in not purchasing the Shares with the present intention of distributing the Shares on behalf of the Company or a
             distributor   as defined in Regulation S, or any
            of their affiliates, in the United States or to a U.S. person.

               (vi)      The Purchaser represents and
            warrants and hereby agrees that all offers and sales of the Debentures by the Purchaser in the United States or to U.S. persons or otherwise whether prior to the expiration or after the expiration of the Restricted Period (as defined below) shall be made only pursuant to a registration of the Common Stock issuable upon conversion of the Debentures (the Shares ) under the 1933 Act or an exemption from registration, including those available under Regulation S. In this regard, the Purchaser acknowledges that the Company will not allow a transfer of the Shares in the United States or to a U.S. person unless the Shares have either been registered under the 1933 Act or Regulation S or another applicable exemption from the registration provisions of the 1933 Act is available and, if applicable, unless applicable U.S. state securities laws or foreign securities laws, as the case may be, are complied with.

               (vii)     The Purchaser acknowledges that the
            Shares cannot be sold by it in the United States as part of a distribution (as such term is defined in the federal securities laws of the United
            States).

               (viii)    Purchaser is qualified to purchase
            the Debentures under the laws of its jurisdiction of residence, and the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction;

               (ix) The Purchaser does not have a short position in the Shares or otherwise have a hedge against the risk of purchasing the Shares and will not have a short position in the Common Stock of the Company or otherwise hedge the risk of holding the Shares at any time prior to the expiration of the Restricted Period.

               (x)       All offers and sales of any of the
            Securities by Purchaser prior to the end of the Restricted Period (as hereinafter defined) shall be made in compliance with any applicable securities laws of any applicable jurisdiction and in accordance with Rule 903 and 904, as applicable, of Regulation S or pursuant to registration of securities under the 1933 Act or pursuant to an exemption from registration. In any case, none of the Debentures have been or will be offered or sold by Purchaser to, or for the account or benefit of, a U.S. Person or within the United States until after the end of the forty (40) day period commencing on the date of closing of the offering of the Securities(the Restricted Period ), which in no event shall be later than ___________, 1997, when this offering shall be closed to all Purchasers;

               (xi)      The transactions contemplated by
            this Agreement (a) have not been and will not be pre-arranged by Purchaser with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Purchaser, to evade the registration provisions of the 1933 Act;

               (xii)   Purchaser understands that the
            Securities are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws, and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exclusions and the suitability of Purchaser to acquire the Debentures. Purchaser represents that Purchaser has reviewed and understands the conditions to this Offer set forth on Schedule 2 hereof regarding sales pursuant to Regulation S.

               (xiii) Purchaser shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser who acts as a distributor, dealer or a person receiving a selling concession, fee or other remuneration in respect of any of the Securities, who purchases prior to the expiration of the Restricted Period referred to in subparagraph (v) above, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as Purchaser pursuant to Section 203.903(c)(3)(iv) of Regulation S. If at any time after the expiration of the restricted period the Purchaser wishes to transfer or attempts to transfer the Shares to a U.S. person, the Purchaser agrees to notify the Company if at such time, it is either an underwriter , dealer , distributor , or an affiliate of the Company (as such terms are defined in the federal securities laws of the United States or the regulations promulgated thereunder, including, but not limited to, Regulation S), or if such transfer is being made as part of a plan or scheme to evade the registration provisions of the 1933 Act.

               (xiv)     Purchaser has not conducted and
            shall not conduct any directed selling efforts as that term is defined in Rule 902(b) of Regulation
            S; nor has Purchaser conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere;

               (xv)      This Agreement has been duly
            authorized, validly executed and delivered on behalf of Purchaser and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors rights generally;

               (xvi)     The execution and delivery of this
            Agreement and the consummation of the purchase of the Securities, and the transactions contemplated by the Agreement do not and will not conflict with or result in a breach by the Purchaser of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws(or similar constitutive documents) of the Purchaser, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Purchaser is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decrees, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Purchaser or any of its properties or assets

               (xvii) All invitations, offers and sales of or in respect of any of the Debentures or Shares, by Purchaser and any distribution by Purchaser of any documents relating to any offer by it of any of the Debentures or Shares will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by Seller with any regulatory authority or stock exchange in any country or any political subdivision of any country;

               (xviii)   Purchaser will not make any offer or
            sale of the Debentures or Shares by any means which would not comply with the laws and regulation of the territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon Seller any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obligated to do any act; and

               (xix)  Neither the Purchaser nor any
            of its affiliates has entered, has the intention of entering, or will during the Restricted Period enter into any put option, short position or other similar instrument or position with respect to any of the Securities or securities of the same class as the Securities.

               (xx) Purchaser represents and warrants that it
            is an accredited investor as that term is defined in Regulation D.

          (b)  No Government Recommendation or Approval.
  Purchaser understands that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Debentures.

          (c)  Current Public Information. Purchaser
  acknowledges that it and its advisors, if any, have had access to or have been furnished with all materials relating to the business, finances and operations of Seller and all materials relating to the offer and sale of the Debentures which have been requested by Purchaser. Purchaser further acknowledges that it and its advisors, if any, have received complete and satisfactory answers to such inquiries. Purchaser acknowledges it has reviewed Schedule 2 which sets forth the risks associated with the securities and investments pursuant to Regulation S. Seller acknowledges that notwithstanding its familiarity with current public information of the Company, there are numerous risk factors concerning an investment in securities of the Company.

          (d)  Purchaser s Sophistication.   Purchaser
  acknowledges that the purchase of the Debentures involves a high degree of risk, including the total loss of Purchaser s investment. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Debentures.

          (e)  Tax Status. Purchaser is not a  10-percent
  Shareholder  (as defined in Section 871(h)(3)(B) of the U.S.
  Internal Revenue Code) of Seller.

          (f) Limits on Amount of Conversion and Ownership. Other than the Mandatory Conversion provisions contained in this Agreement, in no event shall the Purchaser be entitled to convert that amount of Debentures in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.

          (g)  The undersigned acknowledges that each
       certificate representing the Debentures unless registered pursuant to the Registration Rights Agreement, shall be stamped or otherwise imprinted with a legend substantially in the following form:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE
            MAY NOT BE OFFERED OR SOLD, TRANSFERRED,
            PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF
            EXCEPT (i) PURSUANT TO AN EFFECTIVE
            REGISTRATION STATEMENT UNDER THE SECURITIES
            ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT
            APPLICABLE, RULE 144 UNDER THE ACT (OR ANY
            SIMILAR RULE UNDER SUCH ACT RELATING TO THE
            DISPOSITION OF SECURITIES), OR (iii) IF AN
            EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS
            AVAILABLE.

            NOTWITHSTANDING THE FOREGOING, THE COMMON
            STOCK INTO WHICH THE SECURITIES EVIDENCED BY
            THIS CERTIFICATE ARE CONVERTIBLE ARE ALSO
            SUBJECT TO THE REGISTRATION RIGHTS SET FORTH
            IN EACH OF THAT CERTAIN SUBSCRIPTION AGREEMENT
            AND REGISTRATION RIGHTS AGREEMENT BY AND
            BETWEEN THE HOLDER HEREOF AND THE COMPANY, A
            COPY OF EACH IS ON FILE AT THE COMPANY S
            PRINCIPAL EXECUTIVE OFFICE.


     3.   Seller Representations.

          (a)    Reporting Company Status.   Seller is a
   Reporting Issuer as defined by Rule 902 of Regulation S. Seller has registered its Common Stock, $0.01 par value per share (the Common Stock ), pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange
  Act ), and the Common Stock is listed and trades on the Nasdaq National Market ( NASDAQ ). Seller has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such shorter period that Seller has been required to file such material).

          (b) Current Public Information. Seller has either furnished Purchaser with copies of its most recent reports filed under the Exchange Act referred to in Section 2(c) above, and other publicly available documents or Purchaser has had access thereto.

          (c)  Offshore Transaction.    Seller has not offered
  any of the Securities to any person in the United States, any identifiable groups of U.S. Citizens abroad, or to any U.S.
  Person, as such terms are used in Regulation S.

               (i)       At the time the buy order was
            originated, Seller and/or its agents reasonably believed the Purchaser was outside of the United States and was not a U.S. person, based on the representations of Purchaser.

               (ii)      Seller and/or its agents reasonably
            believe that the transaction has not been pre-arranged with a buyer in the United States, based on the representations of Purchaser.

               (iii)     No offer to buy or sell the
            Debentures was or will be made by Seller to any person in the United States.

               (iv) The sale of the Debentures by Seller pursuant to this Agreement will be made in accordance with the provisions and requirements of Regulation S provided that the representations and warranties of Purchaser in Section 2(a) hereof are true and correct.

               (v)       The transactions contemplated by
            this Agreement (a) have not been and will not be pre-arranged by Seller with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Seller to evade the registration provisions of the 1933 Act.

          (d) No Directed Selling Efforts. In regard to this transaction, Seller has not conducted any directed selling efforts as that term is defined in Rule 902 of Regulation S nor has Seller conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.

          (e)  Concerning the Securities.    The issuance,
  sale and delivery of the Debentures have been duly authorized by all required corporate action on the part of Seller, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued and enforceable in accordance with their terms, subject to the laws of bankruptcy and creditors rights generally. The Common Stock issuable upon conversion of the Debentures has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Debentures, shall be duly and validly issued, fully paid, and non-assessable and will not subject the holders thereof, if such persons are non-U.S. persons, to personal liability by reason of being such holders. There are no pre-emptive rights of any shareholder of Seller.

          (f) Authority to Enter Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors rights generally.

               (g) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets.

          (h)  Approvals. Seller is not aware of any
  authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Debentures and the Common Stock issuable upon conversion thereof to persons who are a non-U.S. Person, as contemplated by this Agreement.

          (i) Filings. Seller undertakes and agrees pursuant to the sale of its securities under Regulation S to make all necessary filings in connection with the sale of its securities as required by the laws and regulations of the United States, including Form 8-K and mandatory NASDAQ notification. Seller further agrees, with respect to the filing of Form 8-K, that it will only identify Purchaser as an accredited investor as that term is defined in Regulation D and will not disclose Purchaser s name in Form 8-K or otherwise unless such disclosure is required by law.

     4.   Exemption:     Reliance on Representations.
  Purchaser understands that the offer and sale of the Securities are not being registered under the 1933 Act.
  Seller and Purchaser are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

      5.   Terms of Conversion.

          (a) Debentures. Upon the Company s receipt of a facsimile or original of Purchaser s signed Notice of Conversion, the Company shall instruct its transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the Debentures are convertible in accordance with the provisions regarding conversion set forth in Exhibit A hereto. The Seller s transfer agent or attorney shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

          (b) Conversion Date. Such conversion shall be effectuated by surrendering to the Company, or its attorney, the Debentures to be converted together with a facsimile or original of the signed Notice of Conversion which evidences Purchaser s intention to convert those Debentures indicated and a facsimile or original of a signed Purchaser Representation Letter (See Exhibit B attached hereto). The date on which the Notice of Conversion is effective
  ( Conversion Date ) shall be deemed to be the date on which the Purchaser has delivered to the Company the original Debentures to be converted, a facsimile or original of the signed Notice of Conversion and a facsimile or original of a signed Purchaser Representation Letter. The Company shall have delivered per the Purchaser s instructions, the shares of Common Stock, without restrictive legend or stop transfer instructions, within 3 business days of receipt of the Conversion Date.

          (c) Common Stock to be Issued Without Restrictive Legend. Upon the conversion of any Debentures and upon receipt by the Company or its attorney of those items referred to in Section 5(b) Seller shall instruct Seller s transfer agent to issue Stock Certificates without restrictive legend or stop transfer instructions in the name of Purchaser (or its nominee) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Seller warrants that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of Seller.

          (d) At anytime forty-five (45) days ofter issuance, Holder is entitled, at its option to convert the Debentures into Common Stock of the Company at the lesser of (i) 80% of the 5 day average daily closing bid price, as reported by NASDAQ, or whatever primary exchange the Company s Common Stock may be traded on, for the 5 trading days immediately preceding the Closing Date, or (ii) 75% the 5 day average daily closing bid price, as reported by NASDAQ, or whatever primary exchange the Company s Common Stock may be traded on, for the five trading days immediately preceding the applicable Conversion Date (the Conversion Price ). No fractional Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

          The Debentures are subject to a mandatory, 36 month conversion feature at the end of which all Debentures outstanding will be automatically converted, upon the terms set forth in this section ( Mandatory Conversion Date ).

          (e) Nothing contained in this Subscription Agreement shall be deemed to establish or require the payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Purchaser to the Company.

          (f) It shall be the Company s responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Purchaser a new Debenture equal to the unconverted amount, if so requested by Purchaser.

          (g) In the event the Common Stock is not delivered per the written instructions of the Purchaser, within 10 (ten) business days after the Conversion Date, then in such event the Company shall pay to Purchaser one percent (1%) in cash, of the dollar value of the Debentures being converted per each day after the tenth business day following the Conversion Date that the Common Stock is not delivered ( Conversion Default
  Penalty ).

     To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 5 is due to the unavailability of authorized but unissued shares of Common
  Stock, the provisions of this Section 5(g) shall not apply but instead the provisions of Section 5(h) shall apply.

     The Company shall make any payments incurred under this
  Section 5(g) in immediately available funds within three (3) business days from the date of issuance of the applicable Common Stock. Nothing herein shall limit a Purchaser s right to pursue actual damages for the Company s failure to issue and deliver Common Stock to the Purchaser within ten (10) business days after the Conversion Date.

          (h) The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Debentures by all Purchasers of the entire amount of
  Debentures then outstanding.   If, at any time Purchaser
  submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a Conversion Default , the date of such default being referred to herein as the Conversion Default Date ), the Company shall issue to the Purchaser all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the Unconverted Debentures ), upon Purchaser s sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ( Notice of Conversion Default ) to all existing Purchasers of outstanding Debentures, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier), and the Purchaser shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.
     The Company agrees to pay to all Purchasers of outstanding Debentures payments for a Conversion Default
  ( Conversion Default Payments ) in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Purchaser where N = the number of days from the Conversion Default Date to the date (the Authorization Date ) that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ( Authorization Notice ) to each Purchaser of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Purchaser s accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Purchaser s option, payable as follows: (i) in the event Purchaser elects to take such payment in cash, cash payments shall be made to such Purchaser of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Purchaser elects to take such payment in stock, the Purchaser may convert such payment amount into Common Stock at the conversion rate set forth in section 5(d) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the expiration of the mandatory 36 month conversion period.

     Nothing herein shall limit the Purchaser s right to pursue actual damages for the Company s failure to maintain a sufficient number of authorized shares of Common Stock.

     6. Delivery Instructions. The Debenture being purchased hereunder shall be delivered to the Purchaser at such time and place as shall be mutually agreed by Seller and Purchaser.

     7.   Conditions To Seller s Obligation to Sell.
  Seller s obligation to sell the Debentures is conditioned upon:

          (a) The receipt and acceptance by Purchaser of this Agreement as evidenced by execution of this Agreement by Purchaser.

          (b) Delivery into the closing depository of good funds by Purchaser as payment in full of the purchase price of the Debentures.

     8.   Conditions To Purchaser s Obligation To Purchase.
  Purchaser s obligation to purchase the Debentures is conditioned upon:

          (a) The receipt and acceptance by Seller of this Agreement as evidenced by execution of this Agreement by the duly authorized officer of Seller.

          (b)  Delivery of the Debentures as described herein.

     9. Offering Materials. All offering materials and documents used in connection with offers and sales of the Debentures prior to the expiration of the Restricted Period referred to in Section 2(a)(v) hereof shall include statements to the effect that the Debentures have not been registered under the 1933 Act or applicable state securities laws, and that neither Purchaser, nor any direct or indirect purchaser of the Debentures from Purchaser, may directly or indirectly offer or sell the Debentures in the United States or to U.S. Persons (other than distributors) unless the Debentures are registered under the 1933 Act and any applicable state securities laws, or any exemption from the registration requirements of the 1933 Act or such state securities laws is available. Such statements shall appear (1) on the cover of any prospectus or offering circular used in connection with the offer or sale of the Debentures, (2) in the underwriting section of any prospectus or offering circular used in connection with the offer or sale of the Debentures, and (3) in any advertisement made or issued by Seller, Purchaser, any other distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

     10. No Shareholder Approval. Seller hereby agrees that after the Closing Date it will take all appropriate action to authorize the issuance of Common Stock upon the conversion of the Debentures and that no shareholder approval is required for such action. If an opinion of counsel is required, Company shall arrange for such an opinion to be provided at Company s sole cost and expense.

     11.  Change in Regulation S.

     (a) During the thirty-six month period following issuance of the Debentures, if there is any change in Regulation S that would restrict the conversion of the Debentures into Common Stock according to the terms and conditions set forth in this Agreement, then in such event Purchaser may notify the Company in writing that Purchaser holds at least 50% of the Debentures remaining to be converted and demands that the Company file a registration statement under the 1933 Act covering the registration of all the Purchaser s Common Stock issuable upon conversion
  ( Registrable Securities ). Upon receipt of such notice, the Company shall, effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the 1933 Act of all Registrable Securities which the Purchaser requests ( a Demand Registration ). All such action required by the Company to complete the registration shall be done as soon as possible at the Company s sole cost and expense.

     (b) If the Purchaser initiating the registration request hereunder ( Initiating Purchaser ) intends to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 11 and the Company shall include such information in the written notice referred to in subsection 11(a). In such event, the right of any Purchaser to include his Registrable Securities in such registration shall be conditioned upon such Purchaser s participation in such underwriting and the inclusion of such Purchaser s Registrable Securities in the underwriting. All Purchasers proposing to distribute their Common Stock through such underwriting shall, together with the Company enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Purchasers, and reasonably acceptable to the Company; provided that no Purchaser shall be required to make any representations other than with respect to its ownership of Registered Securities and its intended method of distribution. The Company shall only be obligated to take such action if the owners of at least 50% of the outstanding dollar amount of the Debentures requests such registration.

     (c) The Company is not obligated to effect a demand registration under this Section 11 if in the written opinion of counsel to the Company reasonably acceptable to the person or persons from whom written request for registration has been received (and satisfactory to the Company s transfer agent to permit the transfer) that registration under the 1933 Act is not required for the immediate public transfer of the Registrable Securities pursuant to Rule 144 or other applicable provisions.

     (d) The Company represents that it is eligible to effect the registration contemplated hereof on Form S-3 or SB-2 and will continue to take such actions as are necessary to maintain such eligibility.

     (e) If the Company is not eligible to effect a Registration under form S-3, SB-2 or comparable form at the time of a Demand Registration under the terms of Section 11(a) of this Agreement, then the Company shall pay to all Purchasers of outstanding Debentures a penalty equal to 2% payable in cash or stock at the Company s option, for each 30 day period beyond 60 days of the receipt of a request for a Demand Registration until such registration is complete. If, on the date (the Conversion Eligibility Date ) that the Debentures become eligible for conversion into Common Stock, the Common Stock is not listed on the National Market System or National Stock Exchange, then the Company shall pay to all Purchasers of outstanding Debentures that are eligible for immediate conversion a penalty equal to the amount of the Conversion Default Penalty for each day beyond the Conversion Eligibility Date until such listing is complete.

     (f) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Purchaser) any of its Common Stock under the 1933 Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration of Form S-4 promulgated under the 1933 Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Purchaser written notice of such registration. Upon the written request of each Purchaser given by fax within ten (10) days after mailing of such notice by the Company, which request shall state the intended method of disposition of such shares by such Purchaser, the Company shall cause to be registered under the 1933 Act all of the Registrable Securities that each such Purchaser has requested to be registered (a Piggyback Registration ).

     12.  Arbitration.   The parties shall resolve any dispute
  arising hereunder before a panel of three arbitrators selected pursuant to and run in accordance with the rules of the American Arbitration Association. The arbitration shall be held in New York, New York. Each party shall bear their own attorney's fees and costs of such arbitration. Disputes under this Agreement as well as all of the terms and conditions of this Agreement shall be governed in accordance with and by the laws of the State of Nevada.

     13.  Right of First Refusal.

     The Purchaser is hereby given a pro-rata right of first refusal on any Regulation S offering involving the Company during the next 6 months. Purchaser shall have 5 business days from the date the Company sends a facsimile copy of the Subscription Agreement to the Purchaser in which to accept by signing the Subscription Agreement and faxing it to the Company.

     14.  Miscellaneous.

          (a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreements, except as expressly provided herein.

          (b) Seller makes no representations or warranty with respect to Seller, its finances, assets, business prospects, except as otherwise set forth herein, in any public information in general and in any documentation furnished to Purchaser by Seller. Purchaser will advise each purchaser, if any, and potential purchaser of the Debentures, of the foregoing sentence, and that such purchaser is relying on its own investigation with respect to all such matters, and that such purchaser will be given access to any and all documents and Seller personnel as it may reasonably request for such investigation.

          (c) All representations and warranties contained in this Agreement by Seller and Purchaser shall survive the closing the transactions contemplated by this Agreement.

          (d) This Agreement shall be construed in accordance with the internal laws of the State of Nevada, and shall be binding upon the successors and assigns of each party hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original. Wherever used, the singular number shall include the plural, and the plural the singular, and the use of any gender shall be applicable to all genders.


     [Balance of this page intentionally left blank.]


  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                              Official Signatory of Seller:

                              TRANS ENERGY, INC.



                              By:

                                   Loran Bagley

                              Title:  President




                            Official Signatory of Purchaser:



                              By:



                              Title:



                    ______________________________
                              Country of Execution


                              Address of Purchaser:











                         Phone __________________________

                                Fax_____________________________
  Exhibit A

                       NOTICE OF CONVERSION


      (To be Executed by the Registered Holder in order to Convert the Debentures.)


     The undersigned hereby irrevocably elects, as of ______________, 199_ to convert $_________________ of the
  Debentures into Shares of Common Stock of
  ______________________ (the Company ) according to the conditions set forth in the Subscription Agreement dated _____________, 199_.
     The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debentures on behalf of any U.S. Person.


  Date of Conversion*_________________________________________

  Applicable Conversion Price_________________________________

  Signature___________________________________________________
               [Name]

  Address_____________________________________________________

  ____________________________________________________________

  Phone______________________   Fax___________________________



  Please call me at ________________ if you need to confirm this facsimile Notice of Conversion.

                            EXHIBIT B

                              PURCHASE             R REPRESENTATION LETTER

                                                           Dear Sirs:

     The undersigned__________________, has purchased on _______________, 1997, ______________ Convertible Debentures
  of ______________________________  (the  Company )  in the
  amount of $________________, (the Debentures ). In connection with such purchase, the undersigned, has executed and delivered a subscription agreement ( Subscription Agreement ) of your design. As the forty (40) day transaction restriction period has expired, the undersigned hereby requests that the Debentures be transferred into Street Name of __________________________.

     The undersigned represents and warrants as follows:

  (1) The offer to purchase the Debentures was made to it outside of the United States and the undersigned was, at the time the Subscription Agreement was executed and delivered, and is now, outside the United States;

  (2) It is not a U.S. Person (as such term is defined in Section 902(a) of Regulation S promulgated under the United States Securities Act of 1933 (the Securities Act ); and it has purchased the Debentures for its own account and not for the account or benefit of any U.S. person;

  (3) All offers and sales by the undersigned of the Debentures shall be made pursuant to an effective registration statement under the Securities Act or pursuant to and exemption from, or in a transaction not subject to the registration requirements of, the Securities Act;

  (4) It is familiar with and understands the terms, conditions and requirements contained in Regulation S and definitions of U.S. persons contained in Regulation S;

  (5) The undersigned has not engaged in any directed selling efforts (as such term is defined in Regulation S) with respect to the Debentures or the Common Stock that is issuable upon conversion; and

  (6) The undersigned purchased its Debentures with investment intent and at the time of the purchase of said Debentures had no interest to sell, dispose of or otherwise transfer the Debentures. The purpose for this request is to facilitate the management of the undersigned s investment accounts.

  (7) The undersigned has not entered into any short sales with respect to the common stock of Seller during the Restricted
  Period;

  (8) Limits on Amount of Conversion and Ownership. Other than the Mandatory Conversion provisions contained in the Subscription Agreement which are not limited by the following, in no other event shall the Purchaser be entitled to convert that amount of Dentures in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.


  Dated this ___ day of the month of ___________________, 199.

  By:

  _____________________________

  Official Signature of Purchaser
                   Title

                            Schedule 1

                                                             U.S. Person.

          (1)   U.S. person  means:

               (I)  Any natural person resident in the United
  States.

               (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

               (iii)     Any estate of which any executor or
  administrator is a U.S. person;

               (iv) Any trust of which any trustee is a U.S.
  person;

               (v) Any agency or branch of a foreign entity located in the United States;

               (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

               (vii)     Any partnership or corporation
  if:     (A) organized or incorporated under the laws of any
  foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trust.

          (2) Notwithstanding paragraph (o) (1) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a U.S. person .

          (3) Notwithstanding paragraph (o) (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S.
  person if:

               (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

               (ii) The estate is governed by foreign law.

          (4) Notwithstanding paragraph (o) (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

          (5) Notwithstanding paragraph (o) (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

          (6) Notwithstanding paragraph (o) (1), any agency or branch of a U.S. person located outside the United States shall not be deemed a U.S. person if:

               (i)  The agency or branch operates for valid
  business reasons; and

               (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

          (7)  The International Monetary Fund, the
  International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed U.S. person .

                             SCHEDULE 2

  TERMS OF A REGULATION S OFFERING;
  INVESTOR SUITABILITY STANDARDS; AND
  INVESTOR UNDERTAKINGS

  THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE
  A HIGH DEGREE OF RISK, INCLUDING THE RISK THAT THE COMPANY WILL REQUIRE SUBSTANTIAL ADDITIONAL EQUITY AND DEBT FINANCING TO IMPLEMENT ITS PROPOSED BUSINESS PLAN, AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF HIS ENTIRE INVESTMENT. SEE RISK FACTORS ON SCHEDULE 2.

     THE SECURITIES ARE BEING OFFERED HEREBY OUTSIDE THE
  UNITED STATES IN RELIANCE ON REGULATION S UNDER THE UNITED
  STATES SECURITIES ACT OF 1933, AS AMENDED (THE  SECURITIES
  ACT ).

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT
  BE REGISTERED UNDER THE SECURITIES ACT OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION. THE SECURITIES SOLD HEREUNDER MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO UNITED STATES PERSONS DURING THE RESTRICTED PERIOD SET FORTH IN SECTION 903 OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE, INCLUDING THOSE AVAILABLE UNDER REGULATION S.

  THE SECURITIES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY REGULATION S PROMULGATED THEREUNDER. THE SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA ( U.S. ) OR TO OR FOR THE BENEFIT OR ACCOUNT OF U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE. THE SALE, TRANSFER OR OTHER DISPOSITION OF ANY SECURITIES PURCHASED PURSUANT HERETO IS RESTRICTED BY APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

  THE DOCUMENT RELATING TO THE SALE OF THE SECURITIES HAVE NOT BEEN REVIEWED, APPROVED OR DISAPPROVED, NOR HAS THE ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN BEEN PASSED UPON, BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR SECURITIES ADMINISTRATOR OF ANY OTHER JURISDICTION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE COMPANY HAS AGREED TO MAKE AVAILABLE, PRIOR TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN, TO ALL OFFEREES OF SECURITIES OR THEIR REPRESENTATIVE(S) BOTH, THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION WHICH AN INVESTOR DEEMS APPROPRIATE TO EVALUATE THE SECURITIES OFFERED HEREBY. IN CONNECTION WITH SUCH INQUIRY, ANY DOCUMENTS WHICH ANY OFFEREE WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED, UPON REQUEST, SUBJECT TO THE
  OFFEREE S AGREEMENT TO MAINTAIN SUCH INFORMATION IN CONFIDENCE AND TO RETURN THE SAME TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SECURITIES OFFERED HEREUNDER. ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE COMPANY, ADDRESSED AS
  FOLLOWS:

  NO PERSON HAS BEEN AUTHORIZED TO MAKE REPRESENTATION, OR GIVE ANY INFORMATION, WITH RESPECT TO THESE SECURITIES, EXCEPT IN ACCORDANCE WITH THE INFORMATION CONTAINED HEREIN AND IF MADE OR GIVEN SUCH REPRESENTATIONS CANNOT BE CONSTRUED AS GIVEN BY THE COMPANY OR THE PLACEMENT AGENT. NEITHER THIS MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS NOT BEEN ANY CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

  THE PRICE OF THE SECURITIES TO WHICH THIS MEMORANDUM RELATES AND THE TERMS OF CONVERSION OF THE DEBENTURE INTO SHARES OF COMMON STOCK OF THE COMPANY HAVE BEEN DETERMINED BY THE COMPANY AND IS ARBITRARY IN THAT IT DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, BOOK VALUE OR POTENTIAL EARNINGS OF THE COMPANY OR ANY OTHER RECOGNIZED CRITERIA OF VALUE.

  THIS AGREEMENT SHOULD BE READ IN CONJUNCTION WITH THE
  COMPANY S FORM 10-K FOR THE YEAR ENDED ________________ AND
  THE REPORT PREPARED BY THE PUBLIC ACCOUNTANT FOR THE COMPANY
  AND THE SUBSEQUENT QUARTERLY REPORT OF THE COMPANY ON FORM 10-
  Q.

  THIS OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE, BUT PRIOR TO BEING SIGNED BY THE COMPANY. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR TO ALLOT TO ANY SUBSCRIBER LESS THAN THE NUMBER OF SECURITIES SUBSCRIBED FOR, BUT SUCH REJECTION MUST BE DONE PRIOR TO THE COMPANY SIGNING THE SUBSCRIPTION AGREEMENT.

  IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THE SECURITIES TO SATISFY HIMSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE U.S. IN CONNECTION WITH ANY SUCH PURCHASES, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

                       JURISDICTIONAL NOTICES

              NOTICE OF RESIDENTS OF ALL JURISDICTIONS:

  THE SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE U.S. OR TO OR FOR THE ACCOUNT OF U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE, INCLUDING THOSE AVAILABLE UNDER REGULATION S. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR SECURITIES COMMISSION IN ANY JURISDICTION OR ANY REGULATORY AUTHORITY, NOR HAS ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  FOR GREAT BRITAIN RESIDENTS ONLY:

  NO PERSON MAY OFFER OR SELL THESE SECURITIES IN GREAT BRITAIN BY MEANS OF ANY DOCUMENT EXCEPT TO PERSON WHOSE ORDINARY BUSINESS IT IS TO BUY OR SELL SECURITIES, WHETHER AS PRINCIPAL OR AGENT (EXCEPT IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE AN OFFER TO THE PUBLIC WITHIN THE MEANING OF THE COMPANIES ACT OF 1985 OF GREAT BRITAIN) AND, UNLESS SUCH PERSON IS A PERSON PERMITTED TO DO SO UNDER THE SECURITIES LAWS OF GREAT BRITAIN, IT WILL NOT DISTRIBUTE THIS OFFERING CIRCULAR AND ANY OTHER OFFERING MATERIAL IN RESPECT OF ANY PROPOSED OFFER OF SALE OF THESE SECURITIES IN OR FROM GREAT BRITAIN OTHER THAN TO PERSONS WHOSE BUSINESS INVOLVES THE ACQUISITION AND DISPOSAL, OR THE HOLDING, OF SECURITIES, WHETHER AS PRINCIPAL OR AS AGENT.

                 GENERAL CONDITIONS OF REGULATION S

      The securities being offered hereby are being sold pursuant to an exemption under the Securities Act in accordance with Regulation S. In accordance with Regulation S, the offer and/or sale of Securities must be made in an offshore transaction and no direct selling efforts may be made in the U.S.. The transaction restrictions require that, during the restricted period: (I) each distributor selling Securities to a distributor, dealer or a person receiving a selling concession confirm to the purchaser that the purchase is subject to the same restrictions on offers and sales that apply to a distributor and (ii) offers and sales of the Securities not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor).

  AVAILABLE INFORMATION

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the Commission ). Such reports, proxy statements and other information filed by the Company may be inspected and coped at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at its New York Regional Office, 7 World Trade Center, New York, New York 10048 and at its Chicago Regional Office, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Company will furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company deems appropriate or as may be required by law.


  TERMS OF THE OFFERING

                    Investor Suitability Standards

     (i) The Purchaser is not a U.S. person as that term is defined under Regulation S;

     (ii) To the best knowledge of the Purchaser, each distributor participating in this offering, if any, has agreed in writing that all offers and sales of the Securities prior to the expiration of the 40-day Restricted Period shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to an applicable exemption from registration under the Securities Act.

     (iii) The Purchaser represents and warrants and hereby agrees that all offers and sales of the Securities prior to the expiration of the Restricted Period (see General Conditions of Regulations S ) shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to registration of securities under the Securities Act or pursuant to an exemption from registration under the Securities Act, and that all offers and sales after the expiration of the Restricted Period (see General Conditions of Regulations S ) shall be made only pursuant to such a registration or to such exemption from registration.

     (iv) All offering documents received by the Purchaser include statements to the effect that the Securities have not been registered under the Act and may not be offered or sold in the United States or to U.S. Persons during the Restricted Period (see General Conditions of Regulations S ) unless the Securities are registered under the Act or an exemption from the registration requirements of the Act is available.

                               ADDITIONAL INFORMATION

     Each investor may make inquiries of appropriate members of management of the Company with respect to the Company s business or any other matters set forth herein, and may obtain any additional information which such person deems to be necessary in order to verify the accuracy of the information to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense. In connection with such inquiry, any documents which any Investor wishes to review will be made available for inspection and copying or provided, upon request, subject to the Investor s agreement to maintain such information in confidence and to return the same to the Company if the recipient does not purchase the securities offered hereunder. Any such inquiries or requests for additional information or documents should be made in writing to the Company.